                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 10, 1998

                             GAYLORD COMPANIES, INC.
                                ----------------
               (Exact name of registrant as specified in charter)

        Delaware                      1-13518                  31-1421571
      ------------                 -------------              --------------
   (State or other               (Commission File            (IRS Employer ID
    Jurisdiction of                   Number)                     Number)
    Incorporation)

                        c/o Home Retail Acquisition Corp.
                         535 Madison Avenue, 19th Floor
                            New York, New York 10022
                ------------------------------------------------
                    (Address of principal executive offices)

                                      10022
                                    --------
                                   (Zip Code)


                                 (212) 508 6500
               ---------------------------------------------------
               Registrant's telephone number, including area code:


                    4006 Venture Court, Columbus, Ohio 43228
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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Item 3. BANKRUPTCY OR RECEIVERSHIP

    On July 10, 1998, the United States Bankruptcy Court for the Southern District of Ohio, Eastern Division, entered an order confirming the Amended Plan of Reorganization of Gaylord Companies, Inc., The Cookstore, Inc. and The Cookstore Worthington, Inc., dated June 24, 1998, a copy of which is attached to this Form 8-K as Exhibit 2.1. A summary of the Plan is incorporated by reference to Exhibit 2.1.

    On July 15, 1998 (prior to closing under the Plan), there were 4,095,000 shares of the registrant's Common Stock issued and outstanding, and 2,408,377 shares of the registrant's Common Stock reserved for future issuance upon the exercise of warrants. The aggregate total of shares of the registrant's Common Stock issued and outstanding, and reserved for future issuance upon the exercise of warrants on July 15, 1998 was 6,503,377. On July 15, 1998 (prior to closing under the Plan), there were 60,000 shares of the registrant's
Preferred Stock issued and outstanding.

    The number of shares of the registrant issued and outstanding, the number reserved for future issuance upon the exercise of warrants, and the aggregate total of such numbers after giving effect to the Plan is incorporated by reference to Exhibit 2.1.

    Information as to the assets and liabilities of the registrant as of June 24, 1998 is incorporated by reference to Exhibit 2.2, the Amended Disclosure Statement for the Amended Plan of Reorganization of Gaylord Companies, Inc., The Cookstore, Inc. and The Cookstore Worthington, Inc., dated June 24, 1998 (portions omitted).


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c) Exhibits


Exhibit Number       Description
---------------     --------------
2.1                 Amended Plan of Reorganization, dated June 24, 1998
2.2                 Amended Disclosure Statement, dated June 24, 1998 (portions omitted)
2.3                 Press Release dated July 27, 1998


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAYLORD COMPANIES, INC.

Date:  July 27, 1998       By: /s/ Greg E. Dukoff
                           ----------------------------
                           Greg E. Dukoff
                           Secretary


                                       2

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                                INDEX TO EXHIBITS


                                                                            Sequentially
Exhibit No.           Exhibit                                               Numbered Page
-----------           -------                                               -------------
2.1            Amended Plan of Reorganization, dated June 24, 1998                 4
2.2            Amended Disclosure Statement, dated June 24, 1998
               (portions omitted)                                                 48
2.3            Press Release dated July 27, 1998                                 207

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